SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                               March 31, 1998


                          ESSEX GROUP, INC.
           (Exact name of registrant as specified in its charter)


          Michigan                 1-7418                35-1313928
(State or other jurisdiction     (Commission         (I.R.S. Employer
      of incorporation)          File Number)       Identification No.)



                   1601 Wall Street, Fort Wayne, IN 46802
            (Address of principal executive offices) (zip code)


                              (219) 461-4000
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former name or former address, if changed since last report)

Item 5. Other Events

          Essex International Inc. ("Essex International") announced today that Essex Group, Inc., its wholly owned subsidiary, has called for the redemption of all of its outstanding 10% Senior Notes due 2003 (the "Notes"). The Notes will be redeemed at the close of business on May 1, 1998, at 103.75% of the principal amount then outstanding plus accrued and unpaid interest through the redemption date.

          Copies of Essex International's press release, Notice of Redemption and the Amended and Restated Credit Agreement dated March 27, 1998, filed as Exhibits to the Current Report on Form 8-K of Essex International, filed with the Securities and Exchange Commission
(the "Commission") on April 7, 1998, are incorporated by reference herein.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired:

              Not  applicable.

     (b)  Pro Forma Financial Information:

              Not  applicable.

     (c)  Exhibits:

            Exhibit 4.1   Amended and Restated Credit Agreement
                          dated March 27, 1998 among Essex
                          International Inc., Essex Group, Inc.,
                          the Lenders named therein and The Chase
                          Manhattan Bank, as Administrative Agent
                          (Filed as Exhibit 4.1 to the Current
                          Report on Form 8-K of Essex International
                          Inc., filed with the Commission on April 7, 1998 (Commission File No. 1-10211), and incorporated herein by reference)


            Exhibit 20.1 Press release by Essex International dated March 31, 1998 (Filed as Exhibit 20.1 to the Current Report on Form 8-K of Essex
                          International Inc., filed with the Commission on April 7, 1998 (Commission File No. 1-10211), and incorporated herein by reference)

            Exhibit 20.2 Notice of Redemption of 10% Senior Notes due 2003 (Filed as Exhibit 20.2 to the Current Report on Form 8-K of Essex
                          International Inc., filed with the Commission on April 7, 1998 (Commission File No. 1-10211), and incorporated herein by reference)

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, State of Indiana, on March 31, 1998.


                                  ESSEX GROUP, INC.


                                  By:  /s/ James D. Rice
                                       ------------------------
                                  Senior Vice President,
                                  Corporate Controller
                                  Chief Accounting Officer
                                  (Principal Accounting Officer)

                               Exhibit Index


                                                            Sequential Page
Exhibit No.                 Description of Exhibit             Number


  4.1         Amended and Restated Credit Agreement
              dated March 27, 1998 among Essex
              International Inc.,Essex Group, Inc.,
              the Lenders named therein and The
              Chase Manhattan Bank, as Administrative
              Agent (Filed as Exhibit 4.1 to the Current
              Report on Form 8-K of Essex International
              Inc., filed with the Commission on April 7, 1998 (Commission File No. 1-10211), and incorporated herein by reference)


 20.1         Press Release by Essex International dated
              March 31, 1998 (Filed as Exhibit 20.1 to the Current Report on Form 8-K of Essex
              International Inc., filed with the Commission on April 7, 1998 (Commission File No. 1-10211), and incorporated herein by reference)

 20.2         Notice of Redemption of 10% Senior
              Notes due 2003 (Filed as Exhibit 20.2 to the
              Current Report on Form 8-K of Essex
              International Inc., filed with the Commission on April 7, 1998 (Commission File No. 1-10211), and incorporated herein by reference)